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                        TREASURE MOUNTAIN HOLDINGS, INC.
                             2005 STOCK OPTION PLAN

                                    ARTICLE I

                        PURPOSE AND ADOPTION OF THE PLAN

        1.01 PURPOSE. The purpose of the Treasure Mountain Holdings, Inc. 2005 Stock Option Plan (hereinafter referred to as the "Plan") is to assist the Company (as defined below) in attracting and retaining highly competent employees and to act as an incentive in motivating selected officers and other employees of the Company and its subsidiaries, and directors and consultants of the Company and its subsidiaries, to achieve long-term corporate objectives. The purpose also is to provide for options initially granted by Vyteris, Inc. ("Vyteris") and assumed by the Company pursuant to the Merger Agreement and Plan of Reorganization, dated as of July 8, 2004, as amended, by and among the Company, a subsidiary of the Company and Vyteris.

        1.02 ADOPTION AND TERM. The Plan has been approved by the Board of Directors and shareholders of the Company. The Plan is effective from the date approved by the shareholders of the Company (the "Effective Date") and shall remain in effect until terminated by action of the Board; PROVIDED, HOWEVER, that no Option (as defined below) or Stock Purchase Right (as defined below) may be granted hereunder after the tenth anniversary of the Effective Date.

                                   ARTICLE II

                                   DEFINITIONS

        For the purpose of this Plan, the following capitalized terms shall have the following meanings:

        2.01 APPLICABLE LAWS means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

        2.02 BENEFICIARY means an individual, trust or estate who or which, by a written designation of the Participant filed with the Company or by operation of law, succeeds to the rights and obligations of the Participant under the Plan and the Option Agreement or Restricted Stock Purchase Agreement upon the Participant's death.

        2.03    BOARD means the Board of Directors of the Company.

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        2.04    CODE means the Internal Revenue Code of 1986, as amended.
References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes said section

        2.05    COMMITTEE means the Committee defined in Section 3.01.

        2.06 COMPANY means Treasure Mountain Holdings, Inc., a Nevada corporation, and its successors.

        2.07 COMMON STOCK means the Common Stock of the Company, par value $.001 per share.

        2.08 DATE OF GRANT means the date designated by the Committee as the date as of which it grants an Option or Stock Purchase Right, which shall not be earlier than the date on which the Committee approves the granting of such Option or Stock Purchase Right; provided, however, with respect to Options or Grant Rights issued to replace options or Stock Purchase Rights which initially were granted by Vyteris and subsequently assumed by the Company, the DATE OF GRANT as provided for in the Vyteris, Inc. 2001 Stock Option Plan (the "PREDECESSOR PLAN")

        2.09 EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

        2.10 FAIR MARKET VALUE means, as of any applicable date, the fair market value of the Common Stock as determined by the Board based upon such evidence as it may think necessary or desirable.

        2.11 INCENTIVE STOCK OPTION means a stock option within the meaning of Section 422 of the Code.

        2.12 MERGER means any merger, reorganization, consolidation, exchange, transfer of assets or other transaction having similar effect involving the Company.

        2.13 NONSTATUTORY STOCK OPTION means a stock option which is not an Incentive Stock Option.

        2.14 OPTION AGREEMENT means a written agreement between the Company and a Participant, specifically setting forth the terms and conditions of an Option granted under the Plan, substantially in the form of EXHIBIT A attached hereto or such other form as shall be determined from time to time by the Committee; provided, however, that with respect to options granted by Vyteris, the term OPTION AGREEMENT shall mean the option agreement entered into by the applicable optionee with Vyteris, as it may be supplemented by the Company.

        2.15 OPTION PRICE, with respect to Options, shall have the meaning set forth in Section 6.01(b).

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        2.16    OPTION TERM means, with respect to an Option, the period of time set forth in the Option Agreement during which the Option may be exercised.

        2.17 OPTIONS means all Nonstatutory Stock Options and Incentive Stock Options granted at any time under the Plan or the Predecessor Plan.

        2.18 PARTICIPANT means a person designated to receive an Option or Stock Purchase Right under the Plan in accordance with Section 4.03 or a person designated to receive an option or stock purchase right pursuant to the predecessor Plan.

        2.19 PLAN means the Treasure Mountain Holdings, Inc. 2005 Stock Option Plan as described herein, as the same may be amended from time to time.

        2.20 RESTRICTED STOCK means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Article V of the Plan or shares of Vyteris' common stock acquired pursuant to a grant of stock purchase rights under Article V of the Predecessor Plan.

        2.21 RESTRICTED STOCK PURCHASE AGREEMENT means a written agreement between the Company and an Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right; provided, however, that with respect to stock purchase rights granted by Vyteris, the term RESTRICTED STOCK PURCHASE AGREEMENT shall mean the restricted stock purchase agreement entered into by the applicable optionee with Vyteris, as it may be supplemented by the Company Each Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and shall be substantially in the form of EXHIBIT B attached hereto or such other form as shall be determined from time to time by the Committee.

        2.22 STOCK PURCHASE RIGHT means the right to purchase Common Stock pursuant to Article V of the Plan, as evidenced by a notice of grant included within the applicable Restricted Stock Purchase Agreement (the "Notice of Grant") or, if applicable, a right to purchase Vyteris' common stock pursuant to
Article V of the Predecessor Plan.

        2.23 TEN PERCENT SHAREHOLDER means any individual who, at the time an Option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company.

                                   ARTICLE III

                                 ADMINISTRATION

        The Plan shall be administered by the Board or, in the discretion of the Board, by a committee of the Board (the "Committee") comprised of at least two persons. The Committee or Board shall have exclusive and final authority in each determination, interpretation or other action affecting the Plan and its Participants. The Board or Committee shall have the sole discretionary authority to interpret the Plan, to establish and modify administrative rules for the plan, to impose such conditions and restrictions on Options and Stock Purchase Rights as it

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determines appropriate, and to take such steps in connection with the Plan and
Options and Stock Purchase Rights granted hereunder as it may deem necessary or advisable. The Board or Committee may delegate such of its powers and authority under the Plan as it deems appropriate to designated officers or employees of the Company. In the event of such delegation of authority or exercise of authority by the Board or Committee, references in the Plan to the Committee shall be deemed to refer to the delegate of the Board or the Committee as the case may be. For purposes of this Plan, references to the Committee shall be deemed references to the Board to the extent that the Board has not appointed a Committee to administer the Plan.

                                   ARTICLE IV

                            SHARES AND PARTICIPATION

        4.01 NUMBER OF SHARES ISSUABLE. The total number of shares initially authorized to be issued under the Plan shall be 2,901,902 shares of Common Stock. The number of shares available for issuance under the Plan shall be further subject to adjustment in accordance with Section 7.06. The shares to be offered under the Plan shall be authorized and unissued Common Stock, or issued Common Stock which shall have been reacquired by the Company,

        4.02 SHARES SUBJECT TO TERMINATED OPTIONS AND STOCK PURCHASE RIGHTS. Common Stock covered by any unexercised portions of terminated Options and Stock Purchase Rights (including canceled Options and Stock Purchase Rights) granted under Articles V and VI of the Plan or the Predecessor Plan and Common Stock subject to any Options and Stock Purchase Rights which are otherwise surrendered by a Participant may again be subject to new Options and Stock Purchase Rights under the Plan.

        4.03 PARTICIPATION. Participants in the Plan shall be such consultants, directors, officers and other employees of the Company and its subsidiaries as the Committee, in its sole discretion, may designate from time to time. The Committee's designation of a Participant in any year shall not require the Committee to designate such person to receive Options, Stock Purchase Rights or grants in any other year. The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Options and Stock Purchase Rights.

                                    ARTICLE V

                              STOCK PURCHASE RIGHTS

        5.01 RIGHTS TO PURCHASE. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Committee determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Restricted Stock Purchase Agreement, of the terms, conditions and restrictions related to the offer, including the number of shares of Common Stock that the offeree shall be entitled to purchase

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and the price to be paid for such shares. The offer shall be accepted by execution of the Restricted Stock Purchase Agreement.

        5.02 REPURCHASE OPTION. Unless the Committee determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or "Permanent Disability" (as defined in Section 6.03)). The purchase price for shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Committee. In the event that the Restricted Stock Purchase Agreement does not provide for a lapsing schedule, the restrictions shall lapse as to (a) one third of the shares subject to the Restricted Stock Purchase Agreement on the first anniversary of the grant of the Stock Purchase Right, (b) one third of the shares subject to the Restricted Stock Purchase Agreement on the second anniversary of the grant of the Stock Purchase Right and
(c) one third of the shares subject to the Restricted Stock Purchase Agreement on the third anniversary of the grant of the Stock Purchase Right.

        5.03 OTHER PROVISIONS. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion.

        5.04 RIGHTS AS A SHAREHOLDER. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised; PROVIDED, HOWEVER, that Participants are entitled to share adjustments to reflect capital changes under
Section 7.06.

                                   ARTICLE VI

                                  STOCK OPTIONS

        6.01    OPTION AWARDS.

                (A) GENERAL. The Committee may grant, to such Participants as the Committee may select, Options entitling the Participant to purchase shares of Common Stock from the Company in such number, at such price, and on such terms and subject to such conditions, not inconsistent with the terms of this Plan, as may be established by the Committee. The terms of any Option granted under this Plan shall be set forth in an Option Agreement.

                (B) PURCHASE PRICE OF OPTIONS. The Option Price of each share of Common Stock which may be purchased upon exercise of any Option granted under the Plan shall be determined by the Committee; PROVIDED, HOWEVER, that (i) with respect to Incentive

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Stock Options, the Option Price per share shall in all cases be equal to or greater than the Fair Market Value of a share of Common Stock on the Date of Grant as required under Section 422 of the Code, and (ii) with respect to any Incentive Stock Option granted to any Ten Percent Shareholder, the Option Price per share shall in all cases be equal to or greater than 110 percent of the Fair Market Value of a share of Common Stock on the Date of Grant as required under
Section 422 of the Code.

                (C) DESIGNATION OF OPTIONS. Except as otherwise expressly provided in the Plan, the Committee may designate, at the time of the grant of each Option, the Option as an Incentive Stock Option or a Nonstatutory Stock Option.

                (D) INCENTIVE STOCK OPTION LIMITATIONS. No Participant may be granted Incentive Stock Options under the Plan (or any other plans of the Company) which would result in shares with an aggregate Fair Market Value (measured on the Date of Grant) of more than $100,000 first becoming exercisable in any one calendar year. No Participant may be granted Incentive Stock Options under the Plan (or any other plans of the Company) unless the Participant is an employee of the Company or its Subsidiaries. An individual shall not cease to be an employee in the case of (i) any leave of absence approved by the Company or
(ii) transfers between locations of the Company or between the Company and its subsidiaries. For purposes of an Option initially granted as an Incentive Stock Option, if a leave of absence of more than three months precludes such Option from being treated as an Incentive Stock Option under the Code, such Option thereafter shall be treated as a Nonstatutory Stock Option for purposes of this Plan. Neither service as a director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

                (E) RIGHTS AS A SHAREHOLDER. A Participant or a transferee of an Option pursuant to Section 7.04 shall have no rights as a shareholder with respect to Common Stock covered by an Option until the Participant or transferee shall have become the holder of record of any such shares, and no adjustment shall be made for dividends in cash or other property or distributions or other rights with respect to any such Common Stock for which the record date is prior to the date on which the Participant or a transferee of the Option shall have become the holder of record of any such shares covered by the Option; PROVIDED, HOWEVER, that Participants are entitled to share adjustments to reflect capital changes under Section 7.06.

                (F) VESTING. In the event that an Option Agreement does not provide for a vesting schedule, the Options covered thereby shall become exercisable as to (a) one third of the shares subject to the Option Agreement on the first anniversary of the grant of the Option, (b) one third of the shares subject to the Option on the second anniversary of the grant of the Option and
(c) one third of the shares subject to the Option on the third anniversary of the grant of the Option.

        6.02    TERMS OF STOCK OPTIONS.

                (A) CONDITIONS ON EXERCISE. An Option Agreement with respect to Options may contain such waiting periods, exercise dates and restrictions on exercise (including,

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but not limited to, periodic installments) as may be determined by the Committee as of the Date of Grant.

                (B) DURATION OF OPTIONS. Options shall terminate after the first to occur of the following events:

                        (i) Expiration of the Option as provided in the Option Agreement;

                        (ii) Termination of the Option as provided in Section 6.03, following the Participant's termination of employment; or

                        (iii) Ten years from the Date of Grant (five years from the Date of Grant in the case of any Incentive Stock Option granted to a Ten Percent Shareholder).

                (C) ACCELERATION OF EXERCISE TIME. The Committee, in its sole discretion, shall have the right (but shall not in any case be obligated), exercisable at any time after the Date of Grant, to permit the exercise of any Option prior to the time such Option would otherwise become exercisable under the terms of the Option Agreement.

                (D) EXTENSION OF EXERCISE TIME. The Committee, in its sole discretion, shall have the right (but shall not in any case be obligated), exercisable on or at any time after the Date of Grant, to permit any Option granted under this Plan to be exercised after its expiration date, subject, however, to the limitation described in Section 6.02(b)(iii).

        6.03    EXERCISE OF OPTIONS UPON TERMINATION OF EMPLOYMENT.

                (A) GENERAL. In the event of the termination of employment of the Participant by the Participant or the Company and its subsidiaries for any reason whatsoever other than death, Permanent Disability (as defined in Section 6.03(b)) or retirement after attainment of age 65, (i) any Options that were not vested prior to the date of such termination of employment shall terminate on such date and (ii) any Options that were vested prior to the date of such termination of employment (and which were not previously exercised) shall terminate on the ninetieth (90th) day following the date of such termination of employment or the last day of the Option Term, whichever is earlier.

                (b) DEATH, PERMANENT DISABILITY OR RETIREMENT. In the event of the termination of the employment of the Participant by reason of death, Permanent Disability or retirement after attainment of age 65, any Options that were vested prior to the date of such termination (and which were not previously exercised), together with any other Options designated by the Committee, shall terminate on the earlier of (i) the first anniversary of the date of such termination and (ii) the last day of the Option Term. Any Options that were not vested prior to the date of such termination and do not become vested pursuant to the immediately preceding sentence shall terminate as of the date of such termination. As used in this Plan, the

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term "Permanent Disability" means the Participant being deemed to have suffered a disability that makes the Participant eligible for immediate benefits under any long-term disability plan of the Company, as in effect from time to time.

                (c) TERMINATION OF EMPLOYMENT. For purposes of the Plan, there shall have been a termination of employment of a Participant if such Participant is no longer an employee, consultant, director or officer of the Company or of any of its subsidiaries.

        6.04 EXERCISE PROCEDURES. Each Option granted under the Plan shall be exercised by written notice to the Company which must be received by the officer or employee of the Company designated in the Option Agreement on or before the close of business on the expiration date of the Option. The Option Price of shares purchased upon exercise of an Option granted under the Plan shall be paid in full in cash by the Participant pursuant to the Option Agreement; PROVIDED, HOWEVER, that the Committee may (but shall not be required to) permit payment to be made by delivery to the Company of either (a) Common Stock (which may include shares otherwise issuable in connection with the exercise of the Option, subject to such rules as the Committee deems appropriate), (b) any combination of cash and Common Stock, or (c) such other consideration as the Committee deems appropriate. In the event that any Common Stock shall be transferred to the Company to satisfy all or any part of the Option Price, the part of the Option Price deemed to have been satisfied by such transfer of Common Stock shall be equal to the product derived by multiplying the Fair Market Value of a share of Common Stock as of the date of exercise times the number of shares of Common Stock transferred to the Company. The Participant may not transfer to the Company in satisfaction of the Option Price any fractional share of Common Stock. Any part of the Option Price paid in cash upon the exercise of any Option shall be added to the general funds of the Company and may be used for any proper corporate purpose. Unless the Committee shall otherwise determine, any Common Stock transferred to the Company as payment of all or part of the Option Price upon the exercise of any Option shall be held as treasury shares.

                                   ARTICLE VII

                                  MISCELLANEOUS

        7.01 PLAN PROVISIONS CONTROL OPTION AND STOCK PURCHASE RIGHT TERMS. The terms of the Plan shall govern all Options and Stock Purchase Rights granted under the Plan, and in no event shall the Committee have the power to grant any option or stock purchase right under the Plan which is contrary to any of the provision of the Plan. In the event any provision of any Options or Stock Purchase Rights granted under the Plan shall conflict with any term in the Plan as constituted on the Date of Grant of such Option or Stock Purchase Right, the term in the Plan as constituted on the Date of Grant of such Option or Stock Purchase Right shall control. Except as provided in Section 7.03 and Section 7.06, the terms of any Option or Stock Purchase Right granted under the Plan may not be changed after the Date of Grant of such Option or Stock Purchase Right so as to materially decrease the value of the Option or Stock Purchase Right without the express written approval of the holder.

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        7.02    OPTION AGREEMENT. No person shall have any rights under any
Option granted under the Plan unless and until the Company and the Participant to whom such Option shall have been granted shall have executed and delivered an Option Agreement or received any other Option acknowledgment authorized by the Committee expressly granting the Option to such person and containing provisions setting forth the terms of the Option.

        7.03 MODIFICATION OF OPTION AFTER GRANT. No Option or Stock Purchase Right granted under the Plan to a participant may be modified (unless such modification does not materially decrease the value of the Option or Stock Purchase Right) after the Date of Grant except by express written agreement between the Company and the Participant, provided that any such change (a) shall not be inconsistent with the terms of the Plan, and (b) shall be approved by the Committee.

        7.04 LIMITATION ON TRANSFER. Unless determined otherwise by the Committee, a Participant's rights and interest under the Plan may not be assigned or transferred other than by will or the laws of descent and distribution, and during the lifetime of a Participant, only the Participant personally (or the Participant's personal representative) may exercise rights under the Plan. The Participant's Beneficiary may exercise the Participant's rights to the extent they are exercisable under the Plan following the death of the Participant. In the event that the Committee makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Committee deems appropriate.

        7.05 TAXES. The Company shall be entitled, if the Committee deems it necessary or desirable, to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any amount payable and/or shares issuable with respect to such Participant's Option or Stock Purchase Right, or with respect to any income recognized upon a disqualifying disposition of shares received pursuant to the exercise of an Incentive Stock Option, and the Company may defer payment or issuance of shares upon exercise of an Option or Stock Purchase Right unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Committee and shall be payable by the Participant at such time as the Committee determines. The Participant shall meet his or her withholding requirement by direct payment to the Company in cash of the amount of any taxes required to be withheld with respect to such Option or Stock Purchase Right; provided, however, that the Committee may (but shall not be required to) permit the Participant to meet his or her withholding requirement by (i) having withheld from such Option or Stock Purchase Right at the appropriate time that number of shares of Common Stock, rounded up to the next whole share, whose Fair Market Value is equal to the amount of withholding taxes due, or (ii) a combination of shares and cash.

        7.06    ADJUSTMENTS TO REFLECT CAPITAL CHANGES.

                (A) RECAPITALIZATION. The number and kind of shares subject to outstanding Options or Stock Purchase Rights, the Option Price for such shares, the number and

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kind of shares available for Options and Stock Purchase Rights subsequently granted under the Plan and the maximum number of shares in respect of which Options can be granted to any Participant in any calendar year shall be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect upon the Plan or the Options or Stock Purchase Rights granted under the Plan. The Committee shall have the power and sole discretion to determine the amount of the adjustment to be made in each case.

                (B) MERGER. After any Merger in which the Company is the surviving corporation, each Participant shall, at no additional cost, be entitled upon any exercise of an Option or Stock Purchase Right to receive (subject to any required action by shareholders), in lieu of the number of shares of Common Stock receivable or exercisable pursuant to such Option or Stock Purchase Right, the number and class of shares or other securities to which such Participant would have been entitled pursuant to the terms of the Merger if, at the time of the Merger, such participant had been the holder of record of a number of shares equal to the number of shares receivable or exercisable pursuant to such Option or Stock Purchase Right. Comparable rights shall accrue to each Participant in the event of successive Mergers of the character described above. In the event of a Merger in which the Company is not the surviving corporation, the surviving, continuing, successor, or purchasing corporation, as the case may be (the "Acquiring Corporation"), shall either assume the Company's rights and obligations under outstanding Options and Stock Purchase Rights or substitute comparable options and stock purchase rights in respect of the Acquiring Corporation's stock for such outstanding Options and Stock Purchase Rights. In the event the Acquiring Corporation elects not to assume or substitute comparable options and stock purchase rights for such outstanding Options and Stock Purchase Rights, the Board shall provide that any unexercisable and/or unvested portion of the outstanding Options and Stock Purchase Rights shall be immediately exercisable and vested as of a date prior to such Merger or consolidation, as the Board so determines. The exercise and/or vesting of any Option and any Stock Purchase Right that was permissible solely by reason of this Section 7.07(b) shall be conditioned upon the consummation of the Merger or consolidation. Any Options and Stock Purchase Rights which are neither assumed by the Acquiring Corporation nor exercised as of the date of the Merger shall terminate effective as of the effective date of the Merger.

        For purposes of the Plan, all outstanding Options and Stock Purchase Rights will be considered assumed if, following the consummation of the Merger, the option or stock purchase rights confers the right to purchase or receive, for each share of stock subject to the Option or Stock Purchase Right immediately prior to the consummation of the Merger, the consideration (whether stock, cash, or other securities property) received in the Merger by holders of Common Stock for each share of the Company's Common Stock held on the effective date of the transaction (and if holders were offered a choice of consideration, the type chosen by the holders of a majority of the outstanding shares of the Company's Common Stock); provided, however, that if such consideration received in the Merger is not solely common stock of the successor corporation or its parent, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each share of stock subject to the Option or Stock Purchase Right, to

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be solely common stock of the successor corporation or its parent or subsidiary equal in fair market value to the per share consideration received by holders of the Company's Common Stock in the Merger.

                Any outstanding Option which is assumed or replaced in the event of a Merger and does not otherwise accelerate at that time will automatically accelerate in the event that the Participant's service terminates through an "Involuntary Termination" effected within eighteen (18) months following the effective date of such Merger. Any Option so accelerated will remain exercisable until the earlier of (i) the expiration of the Option Term or (ii) the end of the one-year period measured from the date of the Involuntary Termination.

                An Involuntary Termination will be deemed to occur upon (i) the Participant's involuntary dismissal or discharge by the Company or its subsidiaries or their successors for reasons other than cause or (ii) such individual's voluntary resignation following (A) a reduction in his or her level of compensation (including base salary, fringe benefits and any corporate-performance based bonus or incentive programs) by more than ten percent or (B) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such reduction or relocation is effected by the Company or its subsidiaries or their successor without the Participant's written consent.

                (C) OPTIONS TO PURCHASE SHARES OF STOCK OF ACQUIRED COMPANIES. After any Merger in which the Company shall be a surviving corporation, the Committee may grant substituted options outside of the terms of this Plan, pursuant to Section 424 of the Code, replacing old options granted under a plan of another party to the Merger whose shares or stock subject to the old options may no longer be issued following the Merger. The foregoing manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such application may provide for the elimination of any fractional shares which might otherwise become subject to any Options.

        7.07 NO RIGHT TO EMPLOYMENT. No employee or other person shall have any claim of right to be granted an Option under this Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any of its subsidiaries.

        7.08 OPTIONS NOT INCLUDABLE FOR BENEFIT PURPOSES. Common Stock received by a Participant pursuant to the provisions of the Plan shall not be included in the determination of benefits under any pension, group insurance or other benefit plan applicable to the Participant which is maintained by the Company, except as may be provided under the terms of such plans or determined by the Board.

        7.09 GOVERNING LAW. All determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of New Jersey and construed in accordance therewith (except where the law of the state of incorporation of the Company controls).

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        7.10    NO STRICT CONSTRUCTION. No rule of strict construction shall be implied against the Company, the Board, the Committee, or any other person in the interpretation of any of the terms of the Plan, any Option or Stock Purchase Right granted under the Plan or any rule or procedure established by the Committee.

        7.11 CAPTIONS. The captions (i.e., all Section headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions have been used in the Plan.

        7.12 SEVERABILITY. Whenever possible, each provision in the Plan and every Option and Stock Purchase Right at any time granted under the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Option or Stock Purchase Right at any time granted under the Plan shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of the Plan and every other Option and Stock Purchase Right at any time granted under the Plan shall remain in full force and effect.

        7.13    AMENDMENT AND TERMINATION.

                (A) AMENDMENT. The Board shall have complete power and authority to amend the Plan at any time. No termination or amendment of the Plan may, without the consent of the Participant to whom any Option or Stock Purchase Right shall theretofore have been granted under the Plan, adversely affect the right of such individual under such Option or Stock Purchase Right.

                (B) TERMINATION. The Board shall have the right and the power to terminate the Plan at any time; provided, however, that the Plan shall terminate no later than ten years after the adoption of the Plan by the Board. No Option or Stock Purchase Right shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect and any Option or Stock Purchase Right outstanding at the time of the termination of the Plan may be exercised after termination of the Plan at any time prior to the expiration date of such Option or Stock Purchase Right to the same extent such Option or Stock Purchase Right would have been exercisable had the Plan not terminated.

        7.14    LIMITATIONS. The following limitations shall apply to grants of
                Options:

                (i) No Participant shall be granted, in any fiscal year of the Company, Options to purchase more than 104,750 shares of Common Stock, other than grants made to the chief executive officer of the Company pursuant to an employment agreement approved by the Board of Directors of the Company, in which case the maximum number of shares covered by Options granted to such officer in any fiscal year shall not exceed 5% of the Company's outstanding common stock, calculated on a fully diluted basis.

                (ii) The foregoing limitation shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 7.06(b).

                (iii) If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 7.06(b)), the canceled Option will be counted against the limits set forth in subsections (i) and (ii) above.

        7.15    CONDITIONS UPON ISSUANCE OF SHARES.

                (A) LEGAL COMPLIANCE. Shares of Common Stock shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                (B) INVESTMENT REPRESENTATIONS. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the shares of Common Stock are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required.

                (C) ADDITIONAL CONDITIONS. The Committee shall have the authority to condition the grant of any Option or Stock Purchase Right in such other manner that the Committee determines to be appropriate, provided that such condition is not inconsistent with the terms of the Plan. Such conditions may include, among other things, obligations of Optionees to execute lock-up agreements and shareholder agreements in the future.

        7.16. INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares of Common Stock hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.

        7.17. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan.

                                    EXHIBIT A

                             STOCK OPTION AGREEMENT

                              as of ________, 200_

        The parties to this Stock Option Agreement (this "Agreement") are Treasure Mountain Holdings, Inc., a Nevada corporation having its principal place of business in Fair Lawn, New Jersey (the "Company") and
___________________, [an employee] of the Company (the "Optionee").

        The Company desires to have the Optionee serve as [an employee] of the Company and to provide the Optionee with an incentive to put forth maximum effort for the success of the business.

        The Company has adopted the Treasure Mountain Holdings, Inc. 2005 Stock Option Plan (the "Plan") to attract and retain highly competent employees and to provide an incentive in motivating selected employees, officers, directors and consultants to achieve long-term corporate objectives. Capitalized terms used in this Agreement, unless otherwise defined herein, shall have the meanings given to such terms in the Plan.

        This Agreement sets forth the terms and conditions applicable to options to purchase shares of the Common Stock of the Company, par value $.0001 per share (the "Common Stock"), granted to the Optionee under the Plan as of the date first above written (the "Grant Date").

        Accordingly, intending to be legally bound hereby, the parties agree as follows:

                                    ARTICLE I
                                GRANT OF OPTIONS

        1.1 Subject to the terms and conditions of this Agreement, the Company hereby grants to the Optionee as of the Grant Date the right and option to purchase from the Company up to, but not exceeding in the aggregate, shares of Common Stock, at an exercise price of $ per share (the "Options"), and for the period beginning on the Grant Date and ending on - ________, 201_ (the "Option Term").

        1.2 The Options are [not] incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

                                   ARTICLE II

                      VESTING, EXERCISE AND TAX WITHHOLDING

        2.1 Unless sooner vested or terminated pursuant to this Agreement, the Options granted to the Optionee hereunder shall vest in accordance with the following schedule:

                                             Number of Shares
                Date of Vesting           for Which Options Vest
                ---------------           ----------------------

                _______, 200_                    _______
                _______, 200_                    _______
                _______, 200_                    _______

On and after the date Options have vested, they may be exercised at any time and from time to time during the Option Term, subject to earlier termination in accordance with Article III of this Agreement. Upon the termination of any of the Options pursuant to such Article III, the Options so terminated shall cease to be exercisable and the Optionee shall have no further rights under this Agreement with respect to the Options so terminated.

        2.3 The Company, in its sole discretion, shall have the right (but shall not in any case be obligated), exercisable at any time after the Grant Date, to vest the Options, in whole or in part, prior to the time the Options would otherwise vest under the terms of this Agreement.

        2.4 Vested Options shall be exercised by the Optionee (i) by delivering to the Company a Notice in the form set forth as Appendix A annexed hereto, together with a check payable to the order of the Company, or (ii) in such other manner as may be permitted by the Company.

        2.5 The Company shall notify the Optionee of the amount of withholding tax or other tax, if any, that must be paid under federal and, where applicable, state and local law in connection with the exercise of the Options or the sale of shares of Common Stock subject to the Options. The Optionee shall meet his or her withholding requirement (i) by direct payment to the Company in cash of the amount of any taxes required to be withheld with respect to such exercise, or (ii) in such other manner as may be permitted by the Company.

                                   ARTICLE III
                            TERMINATION OF EMPLOYMENT

        3.1 In the event of the termination of employment of the Optionee by the Optionee or the Company and its subsidiaries for any reason whatsoever other than death, Permanent Disability (as defined in Section 3.2) or retirement after attainment of age 65, (i) any Options that were not vested prior to the date of such termination of employment shall terminate on such date and (ii) any Options that were vested prior to the date of such termination of employment (and which were not previously exercised) shall terminate on the ninetieth (90th) day following the date of such termination of employment or the last day of the Option Term, whichever is earlier.

        3.2 In the event of the termination of the employment of the Optionee by reason of death, Permanent Disability or retirement after attainment of age 65, those unexercised Options that were vested prior to the date of such termination (and which were not previously exercised) shall terminate on the earlier of (i) the first anniversary of the date of such termination and (ii) the last day of the Option Term. Any Options that were not vested prior to the date of such termination shall terminate as of the date of such termination. As used in this Agreement, the term "Permanent Disability" means the Optionee being deemed to have suffered a disability that makes the Optionee eligible for immediate benefits under any long-term disability plan of the Company, as in effect from time to time.

        3.3 In the event of termination of employment, the Company, in its sole discretion, shall have the right (but shall not in any case be obligated), exercisable on or at any time after the Grant Date, to permit an Option to be exercised, in whole or in part, after its expiration date described in Section
3.1 or Section 3.2, but not after the expiration of the Option Term.

        3.4 For purposes of this Agreement, there shall have been a termination of employment of the Optionee if the Optionee is no longer an employee, consultant, director or officer of the Company or of any of its subsidiaries.

                                   ARTICLE IV
                                  MISCELLANEOUS

        4.1 The number and kind of shares subject to outstanding Options and the option price for such shares shall be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect upon the Options. The Company shall have the power and sole discretion to determine the amount of the adjustment to be made in each case.

        4.2 After any merger, reorganization, consolidation, exchange, transfer of assets or other transaction having a similar effect involving the Company (collectively, a "Merger"), in which the Company is the surviving corporation, the Optionee shall, at no additional cost, be entitled upon any exercise of the Options to receive (subject to any required action by shareholders), in lieu of the number of shares of Common Stock receivable or exercisable pursuant to such Options, the number and class of shares or other securities to which the Optionee would have been entitled pursuant to the terms of the Merger if, at the time of the Merger, the Optionee had been the holder of record of a number of shares equal to the number of shares receivable or exercisable pursuant to the Options. Comparable rights shall accrue to the Optionee in the event of successive Mergers of the character described above. In the event of a Merger in which the Company is not the surviving corporation, the surviving, continuing, successor, or purchasing corporation, as the case may be (the "Acquiring Corporation"), shall either assume the Company's rights and obligations under this Stock Option Agreement or substitute comparable options in respect of the Acquiring Corporation's stock for such outstanding Options. In the event the Acquiring Corporation elects not to assume or substitute comparable options for such outstanding Options, the Board of Directors of the Company shall provide that any unexercisable and/or unvested portion of the outstanding Options shall be immediately exercisable and vested as of a date prior to such Merger or consolidation, as the Board so determines. The exercise and/or vesting of the Options that was permissible solely by reason of this Section 4.2 shall be conditioned upon the consummation of the Merger or consolidation. Any Options which are neither assumed by the Acquiring Corporation nor exercised as of the date of the Merger shall terminate effective as of the effective date of the Merger.

        For purposes of this Stock Option Agreement, all outstanding Options will be considered assumed if, following the consummation of the Merger, the option confers the right to purchase or receive, for each share of stock subject to the Option immediately prior to the consummation of the Merger, the consideration (whether stock, cash, or other securities property) received in the Merger by holders of Common Stock for each share of the Company's Common Stock held on the effective date of the transaction (and if holders were offered a choice of consideration, the type chosen by the holders of a majority of the outstanding shares of the Company's Common Stock); provided, however, that if such consideration received in the Merger is not solely common stock of the successor corporation or its parent, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each share of stock subject to the Option, to be solely common stock of the successor corporation or its parent or subsidiary equal in fair market value to the per share consideration received by holders of the Company's Common Stock in the Merger.

        4.3 Any outstanding Option which is assumed or replaced in the event of a Merger and does not otherwise accelerate at that time will automatically accelerate in the event that the Optionee's service terminates through an "Involuntary Termination" effected within eighteen (18) months following the effective date of such Merger. Any Option so accelerated will remain exercisable until the earlier of (i) the expiration of the Option Term or (ii) the end of the one-year period measured from the date of the Involuntary Termination. An Involuntary Termination will be deemed to occur upon (i) the Optionee's involuntary dismissal or discharge by the Company or its subsidiaries or their successors for reasons other than cause or (ii) the Optionee's voluntary resignation following (A) a reduction in the Optionee's level of compensation (including base salary, fringe benefits and any corporate-performance based bonus or incentive programs) by more than ten percent or (B) a relocation of the Optionee's place of employment by more than fifty (50) miles, provided and only if such reduction or relocation is effected by the Company or its subsidiaries or their successor without the Optionee's written consent.

        4.4 Nothing contained in this Agreement shall be deemed to confer upon the Optionee, in the Optionee's capacity as a holder of Options, any right to prevent or to approve or vote upon any of the corporate actions described in this Article IV. The existence of the Options granted hereunder shall not affect in any way the right or the power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

        4.5 Whenever the term "the Optionee" is used in any provision of this Agreement under circumstances where the provision should logically be construed to apply to the executors, the administrators, or the person or persons to whom Options may be transferred by will or by the laws of descent and distribution or otherwise, the term "the Optionee" shall be deemed to include such person or persons.

        4.6 Unless otherwise determined by the Company in writing, the Options granted hereunder are not transferable by the Optionee otherwise than by will or the laws of descent and distribution and are exercisable during the Optionee's lifetime only by the Optionee. No assignment or transfer of the Options granted hereunder, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise (except by will or the laws of descent and distribution or as otherwise determined by the Company in writing), shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon any such assignment or transfer the Options shall terminate and become of no further effect.

        4.7 The Optionee shall not be deemed for any purpose to be a shareholder of the Company in respect of any shares as to which the Options shall not have been exercised as herein provided.

        4.8 Nothing in this Agreement shall confer upon the Optionee any right to continue in the employ of the Company or any of its subsidiaries or shall affect the right of the Company and its subsidiaries to terminate the employment of the Optionee (as such phrase is described in Section 3.4 of this Agreement), with or without cause.

        4.9 Nothing in this Agreement or otherwise shall obligate the Company to vest any of the Options, to permit the Options to be exercised other than in accordance with the terms hereof or to grant any waivers of the terms of this Agreement, regardless of what actions the Company, the Board or the Committee may take or waivers the Company, the Board or the Committee may grant under the terms of or with respect to any options now or hereafter granted to any other person or any other options granted to the Optionee.

        4.10 Notwithstanding any other provision, hereof, the Optionee shall not exercise the Options granted hereunder, and the Company shall not be obligated to issue any shares to the Optionee hereunder, if the exercise thereof or the issuance (or such purchase) of such shares would constitute a violation by the Optionee or the Company of any provision of any law or regulation of any governmental authority. Any determination in this connection by the Company shall be final and binding. The Company shall in no event be obligated to register any securities pursuant to the Securities Act of 1933 (as the same shall be in effect from time to time) or to take any other affirmative action in order to cause the exercise of the Options or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

        4.11 No amounts of income received by the Optionee pursuant to this Agreement shall be considered compensation for purposes of any pension or retirement plan, insurance plan or any other employee benefit plan of the Company or its subsidiaries, unless otherwise provided in such plan.

        4.12 Every notice or other communication relating to this Agreement shall be in writing and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by it in a notice mailed or delivered to the other party as herein provided; PROVIDED, HOWEVER, that unless and until some other address be so designated, all notices or communications by the Optionee to the Company shall be mailed or delivered to the President of the Company at its headquarters in Fair Lawn, New Jersey and all notices or communications by the Company to Optionee may be given to the Optionee personally or may be mailed to the Optionee at the Optionee's home address as reflected in the Company's records.

        4.13 This Agreement shall be governed by the laws of the State of New Jersey applicable to agreements made and performed wholly within the State of New Jersey (regardless of the laws that might otherwise govern under applicable conflicts of laws principles), except where the laws of the state of incorporation of the Company controls.

        4.14    As used in this Agreement, unless the context otherwise requires
(i) references to "Articles" or "Sections" are to articles or sections of this Agreement, (ii) "hereof", "hereunder", "hereunder" and comparable tends refer to this Agreement in its entirety and not to any particular part of this Agreement,
(iii) references to any gender include references to all genders, (iv) "including" means including without limitation, and (v) headings of the various articles and sections are for convenience of reference only.

        4.15 This Agreement and the Plan (the terms of which are incorporated by reference herein) sets forth a complete understanding between the parties with respect to its subject matter and supersedes all prior and contemporaneous agreements and understandings with respect thereto. Except as expressly set forth in this Agreement, the Company makes no representations, warranties or covenants to the Optionee with respect to this Agreement or its subject matter, including with respect to (i) the current or future value of the shares subject to the Options and (ii) whether the option price is equal to less than or greater than the fair market value of a share of Common Stock. Any modification, amendment or waiver of this Agreement will be effective only if it is in writing signed by the Company and the Optionee. The failure of any party to enforce at any time any provision of this Agreement shall not be construed to be a waiver of that or any other provision of this Agreement.

        4.16 TAX CONSEQUENCES. Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

        A. GRANT OF THE OPTION. The grant of an Option will not result in the imposition of a tax under the federal income tax laws.

        B.      EXERCISING THE OPTION.

                (1) NONSTATUTORY STOCK OPTION ("NSO"). The Optionee may incur regular federal income tax liability upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the exercised shares on the date of exercise over their aggregate exercise price. If the Optionee is an employee or a former employee, the Company will be required to withhold from the Optionee's compensation or collect from the Optionee and pay to the applicable taxing authorities an amount in cash equal to a specified percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver shares if such withholding amounts are not delivered at the time of exercise.

                (2) INCENTIVE STOCK OPTION ("ISO"). If this Option qualifies as an ISO, the Optionee will have no regular federal income tax liability upon its exercise, although the excess, if any, of the fair market value of the exercised shares on the date of exercise over their aggregate exercise price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee ceases to be an employee but remains an officer, director or consultant to the Company or its subsidiaries, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the date three (3) months and one (1) day following such change of status.

        C.      DISPOSITION OF SHARES.

                (1) NSO. If the Optionee holds shares acquired upon exercise of an NSO ("NSO Shares") for at least one year, any gain realized on disposition of the NSO Shares will be treated as long-term capital gain for federal income tax purposes.

                (2) ISO. If the Optionee holds shares acquired upon exercise of an ISO ("ISO Shares") for at least one year after exercise and two years after the grant date, any gain realized on disposition of the ISO Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or within two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the fair market value of the ISO Shares acquired on the date of exercise and the aggregate exercise price, or (B) the difference between the sale price of such ISO Shares and the aggregate exercise price. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

                (3) NOTICE OF DISQUALIFYING DISPOSITION OF ISO SHARES. If the Optionee sells or otherwise disposes of any of the ISO Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall promptly notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

        4.17. LOCK-UP AGREEMENT; OTHER AGREEMENTS. If requested by the Company at any time prior to the date, if any, on which the Securities and Exchange Commission declares effective a registration statement filed by the Company under the Securities Act of 1933 in connection with an initial public offering of the Company's securities (the "SEC Effective Date", the Optionee shall execute a lock-up agreement, in such form as the Committee shall determine, precluding the Optionee from selling, pledging, hypothecating, selling short or in any other manner transferring, during a period commencing on or about the SEC Effective Date and expiring on or about 180 days after the SEC Effective Date, any ISO Shares or NSO Shares owned by the Optionee as of the SEC Effective Date or acquired by the Optionee during such 180 day period. Should the Optionee fail to execute such agreement, the Optionee shall be deemed to be restricted, in the same manner as the Directors of the Company agree to be restricted from selling any capital stock of the Company owned by such Directors, from selling, pledging, hypothecating, selling short or in any other manner transferring, during a period commencing on the SEC Effective Date and expiring 180 days after the SEC Effective Date, any ISO Shares or NSO Shares owned by the Optionee as of the SEC Effective Date or acquired by the Optionee during such 180 day period.

        If requested by the Committee at the time of exercise of any portion or all of the Options, the Optionee shall execute such other agreements as the Committee shall identify, provided that such agreements are comparable, in all material respects, to agreements which other holders of the Company's Common Stock have been, or will be, requested to execute.

        4.18. EARLY EXERCISE. Notwithstanding the vesting schedule described in this Agreement, if the Committee notifies the Optionee in writing that the Optionee may exercise the Options (or any portion of the Options) during its term at any time as to shares that have not vested (the "Unvested Shares"), the Optionee may do so, provided that at the time of such exercise the Optionee deliver to the Company, in addition to the other exercise documentation required hereby, an executed copy of a Restricted Stock Purchase Agreement attached as EXHIBIT B to the Plan, along with its attachments, as applicable (the "Restricted Stock Agreement"), whereby, among other things, the Optionee agrees to grant to the Company certain repurchase rights, at cost, with respect to the Unvested Shares, as more fully set forth therein, which repurchase rights shall lapse over time with respect to the Unvested Shares in accordance with the vesting schedule described in this Agreement.

        By the Optionee's signature and the signature of the Company's representative below, the Optionee and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. The Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and this Option Agreement. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan and this Option Agreement. The Optionee further agrees to notify the Company upon any change in the Optionee's residence address.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



                                              TREASURE MOUNTAIN HOLDINGS, INC.


                                              By:_______________________________

                                              Title:____________________________

                                              OPTIONEE:


                                              __________________________________

                                   APPENDIX A

                            EXERCISE OF STOCK OPTION


                1. EXERCISE. Pursuant to the provisions of the Stock Option Agreement entered into as of _____________, 200_ between Treasure Mountain Holdings, Inc. (the "Company") and the undersigned (the "Agreement"), the undersigned (the "Purchaser") hereby exercise the Options granted under the terms of the Agreement (the "Options") to the extent of ________ shares of the Common Stock of the Company (the "Shares"). The Purchaser delivers to the Company herewith the following in payment for the Shares:

                o       $_________ in cash

                o       Stock certificates for _____________ shares of Common
                        Stock

                2. REPRESENTATIONS OF PURCHASER. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions. Unless the Company is a public corporation which has registered the shares issuable under the Plan under the Securities Act of 1933, the Purchaser confirms the representations set forth below:

                The Purchaser is acquiring the Shares for his/her own account and the Shares were acquired by him/her for the purpose of investment and not with a view to distribution or resale thereof in violation of the Securities Act of 1933 (the "Securities Act"). The Purchaser understands that none of the Shares has been registered under the Securities Act or any other applicable securities laws, and, therefore, cannot be resold unless they are subsequently registered under the Securities Act and other applicable securities laws or unless an exemption from such registration is available. The Purchaser agrees not to resell or otherwise dispose of all or any part of the Shares purchased by him/her except as permitted by law, including, without limitation, any regulations under the Securities Act and other applicable securities laws. The Purchaser understands that the Company does not have any present intention and is under no obligation to register the Shares under the Securities Act and other applicable securities laws. The Purchaser further represents that the Purchaser understands and agrees that all certificates evidencing any of the Shares, whether upon initial issuance or upon any transfer thereof, shall bear a legend, prominently stamped or printed thereon, reading substantially as follows:

        "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF (1) AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH

        SECURITIES UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT EXEMPTION FROM REGISTRATION THEREUNDER IS AVAILABLE."

                The Purchaser is able to bear the economic risk of this investment including a complete loss of the investment.

                3. RIGHTS AS SHAREHOLDER. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the Purchaser's exercise of the Options. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Options. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as otherwise provided in the Plan.

                4. TAX CONSULTATION. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

                5. ENTIRE AGREEMENT; GOVERNING LAW. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of the State of New Jersey, except where the laws of the state of incorporation of the Company controls.


Date: ___________________                       _____________________________
                                                      Purchaser

                                                _____________________________
                                                      Address

                                                _____________________________
                                                      Social Security Number

                                    EXHIBIT B

                        TREASURE MOUNTAIN HOLDINGS, INC.
                             2005 STOCK OPTION PLAN

                       RESTRICTED STOCK PURCHASE AGREEMENT

        THIS AGREEMENT is made between [____________] (the "Purchaser") and Treasure Mountain Holdings, Inc., a Nevada corporation (the "Company"), as of __________________, 20__.

                                    RECITALS

        A. Pursuant to the exercise of the stock option granted to Purchaser under the Company's 2005 Stock Option Plan (the "Plan") on [____________] and pursuant to the Stock Option Agreement (the "Option Agreement") dated [____________] by and between the Company and Purchaser with respect to such grant, which Plan and Option Agreement are hereby incorporated by reference, Purchaser has elected to purchase _________ of those shares which have not vested under the vesting schedule set forth in the notice of grant relating to such grant (the "Unvested Shares"). The Unvested Shares and the shares subject to the Option Agreement which have vested are sometimes collectively referred to herein as the "Shares". The description of the terms of the Purchaser's options as set forth in the Option Agreement is referred to herein as the Notice of Grant.

        B. As a condition to Purchaser's election to exercise the Option as to the Unvested Shares, Purchaser hereby executes and delivers this Restricted Stock Purchase Agreement, which sets forth certain rights and obligations of the parties with respect to the Unvested Shares acquired upon exercise of the Option.

        In consideration of the mutual covenants set forth herein, the parties hereto hereby agree as follows:

        1. DEFINED TERMS. Capitalized terms not defined in this Restricted Stock Purchase Agreement shall have the meanings ascribed to such terms in the Plan.

        2.      REPURCHASE OPTION.

                (a) If Purchaser's status as an employee, consultant or director, as applicable, of the Company and its subsidiaries is terminated for any or no reason, including for cause or without cause, death or disability, the Company shall have the right and option to purchase from Purchaser, or Purchaser's personal representative, as the case may be, all or any portion of the Purchaser's Then-Unvested Shares (as defined below) as of the date of such termination at the original exercise price paid by the Purchaser for such Shares (the "Repurchase Option"). The term "Then-Unvested Shares" as used herein shall mean that portion of the Unvested Shares that remain unvested on such termination date in accordance with the vesting schedule set forth in the Notice of Grant.

                (b) Upon the occurrence of any such termination, the Company may exercise its Repurchase Option by delivering personally or by registered mail, to Purchaser (or his transferee or legal representative, as the case may be), within ninety (90) days of such termination, a notice in writing indicating the Company's intention to exercise the Repurchase Option and setting forth a date for closing not later than thirty (30) days from the mailing or personal delivery of such notice. The closing shall take place at the Company's headquarters. At the closing, the holder of the certificates for the Then-Unvested Shares being transferred shall deliver the stock certificate or certificates evidencing the Then-Unvested Shares, and the Company shall deliver the purchase price therefor.

                (c) At its option, the Company may elect to make payment for the Then-Unvested Shares to a bank selected by the Company. The Company shall avail itself of this option by a notice in writing to Purchaser stating the name and address of the bank, stating the date of closing, and waiving the closing at the Company's office.

                (d) If the Company does not elect to exercise the Repurchase Option conferred above by giving the requisite notice within ninety (90) days following such termination, the Repurchase Option shall terminate.

        3.      TRANSFERABILITY OF THE SHARES; ESCROW.

                (a) Purchaser hereby authorizes and directs the secretary of the Company, or such other person designated by the Company, to transfer the Then-Unvested Shares as to which the Repurchase Option has been exercised from Purchaser to the Company.

                (b) To insure the availability for delivery of Purchaser's Unvested Shares upon repurchase by the Company pursuant to the Repurchase Option under Section 2, Purchaser hereby appoints the secretary of the Company, or any other person designated by the Company, as escrow agent, as the Purchaser's attorney-in-fact to sell, assign and transfer unto the Company, such Unvested Shares, if any, repurchased by the Company pursuant to the Repurchase Option and shall, upon execution of this Agreement, deliver and deposit with the secretary of the Company, or such other person designated by the Company, the share certificates representing the Unvested Shares, together with the stock assignment, duly endorsed in blank, attached hereto as EXHIBIT B-1. The Unvested Shares and stock assignment shall be held by the secretary or other designee in escrow, pursuant to the Joint Escrow Instructions of the Company and Purchaser attached as EXHIBIT B-2 hereto, until the Company exercises its Repurchase Option as provided in Section 2, until such Unvested Shares are vested, or until such time as this Agreement no longer is in effect. As a further condition to the Company's obligations under this Agreement, the spouse of the Purchaser, if any, shall execute and deliver to the Company the Consent of Spouse attached hereto as EXHIBIT B-3 if the Committee determines that such a Consent should be obtained. Upon vesting of the Unvested Shares, the escrow agent shall promptly upon written request, or periodically without written request, deliver to the

Purchaser the certificate or certificates representing such vested Shares in the escrow agent's possession belonging to the Purchaser, and the escrow agent shall be discharged of all further obligations hereunder with respect to those Shares; provided, however, that the escrow agent shall nevertheless retain such certificate or certificates as escrow agent if so required pursuant to other restrictions imposed pursuant to this Agreement.

                (c) The Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

                (d) Purchaser shall not sell, transfer, pledge, hypothecate or otherwise dispose of any Unvested Shares which remain subject to the Company's Repurchase Option. Notwithstanding the foregoing, upon prior written consent of the Company (which consent shall not be unreasonably withheld), the Purchaser may assign or transfer Unvested Shares for family planning, tax planning or estate planning, or other such purposes, provided the transferee agrees to be bound by all obligations of the Purchaser, and the Company is reasonably satisfied that such obligations remain enforceable against the transferee.

                (e) Transfer or sale of the Shares is subject to restrictions on transfer imposed by any applicable state and federal securities laws. Any transferee shall hold such Shares subject to all the provisions hereof and the Exercise Notice executed by the Purchaser with respect to any Unvested Shares purchased by Purchaser and shall acknowledge the same by signing a copy of this Agreement.

        4. OWNERSHIP, VOTING RIGHTS, DUTIES. This Agreement shall not affect in any way the ownership, voting rights or other rights or duties of Purchaser, except as specifically provided herein.

        5. LEGENDS. The share certificate evidencing the Shares issued hereunder may be endorsed with the legend substantially to the following effect (in addition to any legend required under applicable state securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

        6. ADJUSTMENT FOR STOCK SPLIT. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement.

        7. NOTICES. Notices required hereunder shall be given in person or by registered mail to the address of Purchaser shown on the records of the Company, and to the Company at its headquarters.

        8. SURVIVAL OF TERMS. This Agreement shall apply to and bind Purchaser and the Company and their respective permitted assignees and transferees, heirs, legatees, executors, administrators and legal successors.

        9. SECTION 83(B) ELECTION. Purchaser hereby acknowledges that he or she has been informed that, with respect to the exercise of an Option for Unvested Shares, an election may be filed by the Purchaser with the Internal Revenue Service, within 30 days of the purchase of the Shares, electing pursuant to Section 83(b) of the Code to be taxed currently on any difference between the purchase price of the Shares and their fair market value on the date of purchase. In the case of a Nonstatutory Stock Option, this will result in a recognition of taxable income to the Purchaser on the date of exercise, measured by the excess, if any, of the fair market value of the Shares, at the time the Option is exercised, over the purchase price for the Shares. Absent such an election, taxable income will be measured and recognized by Purchaser at the time or times on which the Company's Repurchase Option lapses. In the case of an Incentive Stock Option, such an election will result in a recognition of income to the Purchaser for alternative minimum tax purposes on the date of exercise, measured by the excess, if any, of the fair market value of the Shares, at the time the option is exercised, over the purchase price for the Shares. Absent such an election, alternative minimum taxable income will be measured and recognized by Purchaser at the time or times on which the Company's Repurchase Option lapses. Purchaser is strongly encouraged to seek the advice of his or her own tax consultants in connection with the purchase of the Shares and the advisability of filing of the Election under Section 83(b) of the Code. A form of Election under Section 83(b) is attached hereto as EXHIBIT B-4 for reference.

PURCHASER ACKNOWLEDGES THAT IT IS PURCHASER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b).

        10. REPRESENTATIONS. Purchaser has reviewed with his or her own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Purchaser understands that he or she (and not the Company) shall be responsible for his or her own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

        11. GOVERNING LAW. This Agreement shall be governed by the internal substantive laws, but not the choice of law rules, of the State of New Jersey, except where the laws of the state of incorporation of the Company controls.

        Purchaser represents that he has read this Agreement and is familiar with its terms and provisions. Purchaser hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors of the Company or any committee thereof with respect to any questions arising under this Agreement.

        IN WITNESS WHEREOF, this Agreement is deemed made as of the date first set forth above.

                                           TREASURE MOUNTAIN HOLDINGS, INC.


                                           By:

                                           Title:


                                           "PURCHASER"


                                           Signature


                                           Printed Name


                                           Soc. Sec. No.


                                           Address

                                   EXHIBIT B-1

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

        FOR VALUE RECEIVED I, _______________________, hereby sell, assign and transfer unto Treasure Mountain Holdings, Inc. (the "Company") _________________________ (__________) shares of the Common Stock of the Company standing in my name on the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint __________________ to transfer the said stock on the books of the Company with full power of substitution in the premises.

        This Stock Assignment may be used only in accordance with the Restricted Stock Purchase Agreement by and between the Company and the undersigned dated ______________, _____.

Dated: _______________, ____


                                                _______________________
                                                (signature)


                                                _______________________
                                                (print name)

INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its "Repurchase Option," as set forth in the Agreement, without requiring additional signatures on the part of the Purchaser.

                                   EXHIBIT B-2

                            JOINT ESCROW INSTRUCTIONS

                                 _________, 200_

[Name and address of Corporate Secretary]

Dear Secretary:

        As Escrow Agent for both Treasure Mountain Holdings, Inc.(the "Company") and the undersigned purchaser of stock of the Company (the "Purchaser"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement ("Agreement") between the Company and the undersigned, in accordance with the following instructions:

        1. In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the "Company") exercises the Company's Repurchase Option set forth in the Agreement, the Company shall give to Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the headquarters of the Company. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

        2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, cancellation of indebtedness, if applicable, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company's Repurchase Option.

        3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of, transfer of the securities. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.

        4. Upon written request of the Purchaser, but no more than once per calendar year, unless the Company's Repurchase Option has been exercised, you will deliver to Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the Company's Repurchase Option. Within 120 days after cessation of Purchaser's continuous employment by or services to the Company, or any parent or subsidiary of the Company, you will deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company's Repurchase Option.

        5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Purchaser, you shall deliver all of the same to Purchaser and shall be discharged of all further obligations hereunder.

        6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

        7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely on and shall be protected in relying on or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

        8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

        9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

        10. You shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

        11. You shall be entitled to employ such legal counsel (which may be counsel to the Company) and other experts as you may deem necessary to properly advise you in connection with your obligations hereunder, you may rely upon the advice of such counsel, and you may cause the Company to pay such counsel reasonable compensation therefor.

        12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to the Company. In the event of any such termination, the Company shall have the right, in its sole discretion, to appoint a successor Escrow Agent.

        13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

        14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

        15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other address as a party may designate by ten days' advance written notice to each of the other parties hereto.

                               Treasure Mountain Holdings, Inc.
                               [Insert current address of the Company]
                                             Attn:


                               PURCHASER: [Insert name and address]




                               ESCROW AGENT: [Insert name and address]

        16 By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

        17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

        18. These Joint Escrow Instructions shall be governed by the internal substantive laws, but not the choice of law rules, of the State of New Jersey, except where the laws of the state of incorporation of the Company controls.


                                            TREASURE MOUNTAIN HOLDINGS, INC.

                                            BY:

                                            ITS:



                                            PURCHASER


                                            ______________________
                                            signature


                                            ______________________
                                            printed name



                                            ESCROW AGENT


                                            ______________________

                                   EXHIBIT B-3

                                CONSENT OF SPOUSE

        I, ____________________, spouse of [_____________], have read and approve the foregoing Agreement. In consideration of granting of the right to my spouse to purchase shares of Treasure Mountain Holdings, Inc. as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact with respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated: _______________, ___

                                                _______________________
                                                Signature of Spouse


                                                _______________________
                                                (Print Name)

                                   Exhibit B-4

                          ELECTION UNDER SECTION 83(B)

                      OF THE INTERNAL REVENUE CODE OF 1986

        The undersigned taxpayer hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Regulations"), and in connection with this election supplies the following information:

1. The name, address and taxpayer identification number of the undersigned are:

              [Name]
              [Address]
              Social Security Number:  ___-__-____

2. The election is being made with respect to ________ shares of [stock] (the "Stock") of Treasure Mountain Holdings, Inc., a Nevada corporation (the "Company").

3. The date on which the Stock was transferred to the undersigned was _______________. The taxable year for which this election is being made is calendar year ____.

4.      The property is subject to the following restrictions:

        The above-mentioned shares may not be transferred and are subject to forfeiture under the terms of an agreement between the taxpayer and the Company. These restrictions lapse upon the satisfaction of certain conditions contained in such agreement.

        Disposition of the Stock is also subject to restrictions imposed under applicable federal and state securities laws regulating the transfer of unregistered securities.

5. The fair market value of the Stock at the time of transfer (determined without regard to any lapse restriction, as defined in ss.1.83-3(i) of the Regulations) was $___________.

6. The undersigned paid $ ___ for the Stock. Therefore, $______ (the full fair market value of the Stock stated above less the amount paid by the undersigned) is includible in the undersigned's gross income as compensation for services.

7. A copy of this election has been furnished to the Company [and to the transferee of the Stock, if different from the taxpayer] as required by ss.1.83-2(d) of the Regulations.


Dated: ________________                      ___________________________
                                             [taxpayer signature]

                 INSTRUCTIONS FOR FILING SECTION 83(B) ELECTION

        Attached is a form of election under section 83(b) of the Internal Revenue Code. If you wish to make such an election, you should complete, sign and date the election and then proceed as follows:

1. Execute three counterparts of your completed election (plus one extra counterpart for each person other than you, if any, who receives property that is the subject of your election), retaining at least one photocopy for your records.

2. Send one counterpart to the Internal Revenue Service Center with which you will file your Federal income tax return for the current year (e.g., Holtsville, New York for New Jersey residents) via certified mail, return receipt requested. THE ELECTION SHOULD BE SENT IMMEDIATELY, AS YOU ONLY HAVE 30 DAYS FROM THE GRANT DATE WITHIN WHICH TO MAKE THE ELECTION - NO WAIVERS, LATE FILINGS OR EXTENSIONS ARE PERMITTED.

3. Deliver one counterpart of the completed election to the Company for its files.

4. If anyone other than you (e.g., one of your family members) will receive property that is the subject of your election, deliver one counterpart of the completed election to each such person.

5. Attach one counterpart of the completed election to your Federal income tax return for this year when you file that return next year.